[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Bartley Manor Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Bartley Manor Limited Partnership as of December 31, 2004 and 2003, and the related statements of income and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bartley Manor Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government_Auditing_Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


 [GRAPHIC OMITTED][GRAPHIC OMITTED]

Madison, Wisconsin
January 14, 2005

                         REPORT OF INDEPENDENT AUDITORS

To the Partners

Briar Crest Apartments I

We have audited the accompanying balance sheets of Briar Crest Apartments I, FHA Project No. 047-44061 LDP/SUP (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Crest Apartments I as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 14, 2004 on our consideration of the project's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Crest Apartments I. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


 [GRAPHIC OMITTED][GRAPHIC OMITTED]

January 14, 2004

                         REPORT OF INDEPENDENT AUDITORS

To the Partners

Briar Crest Apartments II

We have audited the accompanying balance sheets of Briar Crest Apartments II, FHA Project No. 047-44087 LDP/SUP (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Crest Apartments II as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 14, 2004 on our consideration of the project's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Crest Apartments II. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]
January 14, 2004

To the Partners
Heritage Estates I Limited Partnership
St. Louis, Missouri


INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Heritage Estates I Limited Partnership, (A Missouri Limited Partnership) HUD Project No. 085-35179-PM (the "Partnership") as of December 31, 2004 and 2003, and the related statements of profit and loss, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates I Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with U.S. Government Auditing Standards, we have also issued a report dated January 21, 2005, on our consideration of Heritage Estates I Limited Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


January 21, 2005
St. Louis, Missouri              Certified Public Accountants

To the Partners
Heritage Estates Associates Phase II
St. Louis, Missouri


INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheets of Heritage Estates Associates Phase II, (A Missouri Limited Partnership) HUD Project No. 085-35179-PM (the "Partnership") as of December 31, 2004 and 2003, and the related statements of profit and loss, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates Associates Phase II, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with U.S. Government Auditing Standards, we have also issued a report dated January 21, 2005, on our consideration of Heritage Estates Associates Phase II's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


January 21, 2005
St. Louis, Missouri                     Certified Public Accountants

                           BROWDER & ASSOCIATES, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                                 --------------

                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486
Member of:
   Alabama Society of CPAs
   American Institute of CPAs
   SEC Practice Section


                          Independent Auditor's Report


To the owners of Highland Manor


We have audited the accompanying balance sheet of Highland Manor, Project No. 062-35147-PM-EC-WAH, as of December 31, 2003, and the related statements of profit and loss, changes in owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 21, 2004 on our consideration of the Project's internal controls and on out tests of its compliance with certain laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama                      Federal Employer Identification Number:
January 21, 2004                                                      63-0986156

Audit Principal:  E.O. Browder, Jr.

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Meadowlanes-II Associates Limited
  Dividend Housing Association

     We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHDA Development No. 38, as of December 31, 2004 and the related statements of income, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership) at December 31, 2004, and the results of its operations, changes in partners' equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2005 on our consideration of Meadowlanes-II Associates Limited Dividend Housing Association's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages Error! Bookmark not defined. through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

  /s/  Reznick Group, P.C.


Bethesda, Maryland
February 7, 2005

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Meadowlanes-II Associates Limited
  Dividend Housing Association

     We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHDA Development No. 38, as of December 31, 2003 and the related statements of income, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership) at December 31, 2003, and the results of its operations, changes in partners' equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued our report dated January 29, 2004 on our consideration of Meadowlanes-II Associates Limited Dividend Housing Association's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 21 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements.

     Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/ s / Reznick Fedder & Silverman

Bethesda, Maryland
January 29, 2004

INDEPENDENT AUDITORS' REPORT

To the Partners
VILLA MIRAGE I
(A Limited Partnership)
Sun Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership). California Housing Finance Agency Development Number X3-12-S, as of December 31, 2004, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial, statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require hat we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used arid significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-l2-S as of December 31, 2004, and the results of its operations and the changes in partners deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 11, 2005 on our consideration of Village Mirage I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Vienna, Virginia
January 11, 2005

Lead Auditor: Robert Kozak                                      EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT


To the Partners
VILLA MIRAGE I
(A Limited Partnership)
San Bernardino, California


We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S, as of December 31, 2003, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S as of December 31, 2003, and the results of its operations and the changes in partners' deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 14, 2004 on our consideration of Village Mirage I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.



Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 14, 2004

Lead Auditor:  Robert Kozak                                    EIN:  54-1639552

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Village Green of Wisconsin Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Green of Wisconsin Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Green of Wisconsin Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]


Madison, Wisconsin
January 14, 2005

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Village Square Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Square Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Square Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                 [GRAPHIC OMITTED][GRAPHIC OMITTED]

Madison, Wisconsin
January 14, 2005

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Village Squire Apartments

We have audited the accompanying balance sheet of Village Squire Apartments (a general partnership) as of December 31, 2003, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments as of December 31, 2003, and the results of its operations, the changes in partners' deficit, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included on pages 15 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2004

Independent Auditors' Report


To the Partners
Walsh Park Associates
Chicago, Illinois

We have audited the accompanying balance sheets of Walsh Park Associates (a Limited Partnership) (IHDA Development No. ML-176) as of December 29, 2003 and December 31, 2002, and the related statements of income, partners' equity and cash flows for the period ended December 29, 2003 and the year ended December 31, 2002, respectively. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Walsh Park Associates as of December 29, 2003 and December 31, 2002, and the results of its operations, changes in partners' equity and cash flows for the period ended December 29, 2003 and the year ended December 31, 2002, respectively, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, we have also issued a report dated January 14, 2004 on our consideration of Walsh Park Associates' internal control and reports dated January 14, 2004 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental material shown on Pages 19 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Walsh Park Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




                                                   /s/ BDO Seidman LLP
                                                   Certified Public Accountants






Chicago, Illinois
January 14, 2004